UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2005

SEABULK INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28732	65-0966399
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 ELLER DRIVE, P.O. BOX 13038, FT. LAUDERDALE, Florida		33316
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 523 2200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On March 3, 2005, Seabulk International, Inc. (the "Company" or the "Registrant") issued a press release announcing its results of operations for the three months and fiscal year ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company held a conference call to discuss fourth quarter and year end results at 11:00 a.m. E.D.S.T. on Thursday, March 3, 2005, as previously announced in press releases on February 11 and 24, 2005, which included instructions as to when and how to access the presentation and location of the Company's website, where the information will be available. An audio replay of the presentation is currently available on the Company's website at www.seabulkinternational.com (click on the Investors link) and will continue to be available for the next 90 days.

In addition to the scripted remarks made by the Company, the Company made the following points in the Question and Answer period in response to questions from the audience:

* New offshore support vessels on order are expected to produce day rates between $9,000 and $10,000, with operating expenses of about $3,000 per day. The Company intends to exercise the options it holds to construct four offshore support vessels, in addition to the four vessels currently under construction in the same yard due for delivery in 2006. The amount of new debt which will be incurred for the four vessels currently under construction is expected to be $28 million.

* The Company is looking at a project to double hull some of its existing single hull vessels.

* The Company's federal income tax liability in 2005 is expected to continue to be zero due to its NOLs. It expects to pay non-material amounts of state income and franchise taxes.

* Uses for free cash flow in 2005 are likely to be selective new offshore vessel tonnage and debt reduction.

* The Company's offshore vessels in West Africa are roughly 50% in the spot market and 50% in term business.

* First quarter 2005 results are likely to look like fourth quarter 2004. There is some growth in January over the fourth quarter in the offshore business.

* Most of the U.S.-flag double hull tankers currently have time charter rates in the high $30,000's. We believe that the U.S.-flag double hull rates could increase to the $40,000's over time.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

99.1 Press Release of Seabulk International, Inc. dated February 11, 2005
99.2 Script of Seabulk International, Inc. Teleconference Held March 3, 2005 to
Discuss Fourth Quarter and Year-end 2004 Results

This information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.

March 3, 2005	By:	ALAN R. TWAITS

Name: ALAN R. TWAITS
Title: SENIOR VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Seabulk International, Inc. dated February 11, 2005
99.2	Script of Seabulk International, Inc. Teleconference held March 3, 2005 to Discuss Fourth Quarter and Year-End 2004 Results